EXHIBIT 99.1

FOR IMMEDIATE RELEASE
Date:	April 18, 2005
Contact:	Donald F. Holt, EVP/CFO
(717) 920-5801, Fax (717) 920-1683

COMMUNITY BANKS REPORTS PERFORMANCE IMPROVEMENT

Harrisburg, PA- Community Banks, Inc. (“Community”) (Listed on NASDAQ: CMTY) today announced improved earnings performance as it moves toward completion of its previously announced merger with PennRock Financial Services Corp. Community’s earnings per share for the first quarter of 2005 rose to $0.44, an increase of over 7% over the prior year’s first quarter, while net income reached $5.5 million. Results for the first quarter of 2004 reflected earnings per share of $0.41 and net income of $5.2 million. Previously-reported 2004 results had included $1.3 million of pretax gains from the sale of investments, primarily bank equity securities, while 2005 results included only modest gains from investment sales. Results in the first quarter of 2005 produced a return on average assets of 1.12% and a return on average equity of 14.23%.

The improvement in earnings during the quarter was especially significant considering the favorable trends reported in many of the key measures vital to achieving earnings improvement. Net interest income, the largest single source of revenue in financial institutions, improved nearly 9% when compared to the first quarter of 2004. Net interest margin, a measure of the difference between interest received on earning assets and interest paid on deposits and borrowings, grew to 3.55% from 3.40% a year earlier, a signal that pricing compression may be subsiding. Pricing compression has been a major obstacle to earnings improvement in the last several years as interest rates declined to the lowest levels in over 40 years. At the same time, revenue growth from service and fee income sources continued to be critical to Community’s revenue diversification initiatives. Excluding gains from investment transactions, total non-interest income grew by 20% from the first quarter of 2004 as Community continued to fully integrate financial services capabilities from non-bank acquisitions. Non-interest expenses remained under control despite the influence of core banking growth and the impact of acquired businesses on Community’s expense structure. The efficiency ratio, expressed as the ratio of operating expenses to tax-equivalent revenues, declined to 58.8%, the third straight quarterly decline in this important ratio. This return to an efficiency ratio more consistent with Community’s historical trends suggests that expenses are being well-managed, even with the effect of added expenses from volume increases in both traditional and complementary financial services.

“We are very pleased that our core operating results reflect the growing optimism that we have for the future of our franchise”, said Eddie L. Dunklebarger, President and CEO of Community. “It is particularly gratifying to report this solid foundation of performance as we move closer to our landmark merger with PennRock. Employees of both PennRock and Community are to be commended for their untiring efforts to bring these two fine organizations together. We are working together to create a franchise that we believe will be greater than the sum of its parts”, he added.

Growth continued to be a hallmark of Community’s balance sheet trends as total assets exceeded the $2 billion mark at the end of the first quarter of 2005. Average loan and deposit growth reached 12% and 7%, respectively, when compared to the first quarter of 2004. Importantly, the growth in loans over the last several years has been accompanied by steady improvement in most of the metrics critical to maintaining the highest levels of asset quality in the loan portfolio. Total nonperforming assets to period end loans remained below 1%, at .62%, while net charge-offs to loans were an almost negligible 0.07% on an annualized basis. Additionally, the coverage ratio of the allowance for credit losses to non-accrual loans was at 254%, substantially the same as the 266% at the end of 2004.

In late 2004, Community and PennRock Financial Services Corp. announced their intention to merge in a transaction that is expected to create the eighth-largest financial institution headquartered in Pennsylvania. PennRock is the parent company of Blue Ball National Bank, a Lancaster County, Pennsylvania-based bank with a strong presence in Berks and Chester Counties. The transaction has received approval from various banking regulators and is in the process of meeting the various requirements necessary for shareholder approval from both organizations. Pending these final approvals, consummation is expected to occur at or near the middle of 2005.

Community currently has over $2 billion in assets and 49 banking offices, and is headquartered in Harrisburg, Pennsylvania, which will remain the corporate offices. PennRock, with its 19 banking offices and approximately $1.2 billion in assets, operates 12 offices in Lancaster County; 5 in Berks County near Reading, Pennsylvania; and 2 additional offices in nearby Chester County.

This press release contains “forward looking” information as defined by the Private Securities Litigation Reform Act of 1995, which is based on Community’s current expectations, estimates and projections about future events and financial trends affecting the financial condition of its business. These statements are not historical facts or guarantees of future performance, events, or results. Such statements involve potential risks and uncertainties and, accordingly, actual performance results may differ materially. Community undertakes no obligation to publicly update or revise forward looking information, whether as a result of new, updated information, future events, or otherwise.

COMMUNITY BANKS, INC.

Selected Financial Information

(Dollars in thousands, except per share data)

	Three Months Ended March 31,
	2005	2004
Consolidated summary of operations:
Interest income	$26,183	$23,980
Interest expense	11,493	10,541

Net interest income	14,690	13,439
Provision for loan losses	550	850

Net interest income after provision for loan losses	14,140	12,589

Non-interest income:
Investment management and trust services	414	267
Service charges on deposit accounts	1,793	1,405
Other service charges, commissions, and fees	1,010	902
Investment security gains	51	1,332
Insurance premium income and commissions	902	654
Mortgage banking activities	515	627
Earnings on investment in life insurance	399	365
Other	126	71

Total non-interest income	5,210	5,623

Non-interest expenses:
Salaries and employee benefits	7,293	6,835
Net occupancy	2,148	2,033
Marketing expense	445	420
Telecommunications expense	304	317
Other	2,469	2,278

Total non-interest expenses	12,659	11,883

Income before income taxes	6,691	6,329
Income taxes	1,204	1,154

Net income	$5,487	$5,175

Net loan charge-offs	$217	$166
Net interest margin (FTE)	3.55%	3.40%
Efficiency ratio	58.76%	61.19%
Return on average assets	1.12%	1.10%
Return on average stockholders’ equity	14.23%	14.13%
Return on average realized equity 2]	14.53%	14.98%

Consolidated per share data: 1]

Basic earnings per share	$0.45	$0.42

Diluted earnings per share	$0.44	$0.41

Book value at end of period	$12.33	$12.27

Realized book value at end of period 2]	$12.52	$11.40

COMMUNITY BANKS, INC.

Selected Financial Information

(Dollars in thousands, except per share data)

Consolidated balance sheet data:

	Three Months Ended March 31,
	2005	2004
Average total loans	$1,231,192	$1,100,432
Average earning assets	1,870,054	1,783,353
Average assets	1,983,119	1,896,781
Average deposits	1,326,760	1,242,594
Average stockholders’ equity	156,395	147,308
Average diluted shares outstanding 1]	12,564,000	12,653,000

	March 31, 2005	December 31, 2004	March 31, 2004	3/31/2005 vs. 3/31/2004 % Change
Assets	$2,012,653	$1,954,799	$1,944,555	4%
Total loans	1,245,904	1,215,951	1,112,557	12%
Deposits	1,348,250	1,305,537	1,282,410	5%
Stockholders’ equity 2]	154,108	149,130	139,900	10%
Accumulated other comprehensive income (loss)	(2,350)	3,211	10,604	(122)%
Diluted shares outstanding 1]	12,555,000	12,549,000	12,625,000	(1)%

Non-accrual loans	$5,807	$5,428	$7,541	(23)%
Foreclosed real estate	1,935	2,094	2,057	(6)%

Total non-performing assets	7,742	7,522	9,598	(19)%
Accruing loans 90 days past due	—	—	98	(100)%

Total risk elements	$7,742	$7,522	$9,696	(20)%

Allowance for loan losses	$14,754	$14,421	$13,862	6%

Asset quality ratios:

Allowance for loan losses to total loans outstanding	1.18%	1.19%	1.25%
Allowance for loan losses to non-accrual loans	254%	266%	184%
Non-accrual loans to total loans outstanding	0.47%	0.45%	0.68%
Non-performing assets to total assets	0.38%	0.38%	0.49%

1]	Per share data reflects stock splits and stock dividends
2]	Excludes accumulated other comprehensive income (loss)

COMMUNITY BANKS, INC. & SUBSIDIARIES

Fiscal Insight - MARCH 31, 2005

KEY RATIOS

	2005	2004
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Annual
Earnings per share - basic (1)	$0.45	$0.45	$0.46	$0.45	$0.42	$1.78
Earnings per share - diluted (1)	$0.44	$0.44	$0.45	$0.43	$0.41	$1.73
Return on average assets	1.12%	1.13%	1.15%	1.11%	1.10%	1.12%
Return on average equity	14.23%	14.54%	15.84%	15.37%	14.13%	14.96%
Return on average realized equity (2)	14.53%	14.99%	15.70%	15.54%	14.98%	15.30%

Net interest margin	3.55%	3.51%	3.43%	3.44%	3.40%	3.44%
Non-interest income/revenues (FTE excluding security gains)	23.95%	24.33%	27.07%	25.11%	22.17%	24.74%
Provision for loan losses/average loans (annualized)	0.18%	0.25%	0.25%	0.27%	0.31%	0.27%
Efficiency ratio	58.76%	58.96%	59.29%	61.55%	61.19%	60.22%

Non-performing assets to period-end loans	0.62%	0.62%	0.69%	0.69%	0.86%
90 day past due loans to period-end loans	0.00%	0.00%	0.00%	0.00%	0.01%

Total risk elements to period-end loans	0.62%	0.62%	0.69%	0.69%	0.87%

Allowance for loan losses to loans	1.18%	1.19%	1.21%	1.23%	1.25%	1.19%

Allowance for loan losses to non-accrual loans	254%	266%	241%	229%	184%	266%
Net charge-offs/average loans (annualized)	0.07%	0.25%	0.21%	0.11%	0.06%	0.16%

Equity to assets	7.54%	7.79%	7.64%	6.94%	7.74%	7.79%

(1)	Per share data reflect stock splits and stock dividends
(2)	Excludes accumulated other comprehensive income (loss) items

COMMUNITY BANKS, INC. & SUBSIDIARIES

Fiscal Insight - MARCH 31, 2005

PER SHARE STATISTICS *

Diluted Earnings per Share

	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Total
2005				$0.44	$0.44
2004	$0.44	$0.45	$0.43	$0.41	$1.73
2003	$0.41	$0.41	$0.40	$0.41	$1.63

Average Diluted Shares Outstanding

(in thousands)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Average for Year
2005				12,564	12,564
2004	12,553	12,508	12,587	12,653	12,575
2003	12,623	12,501	12,433	12,375	12,497

Book Value per Share

	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
2005				$12.33
2004	$12.45	$12.26	$11.15	$12.27
2003	$11.73	$11.25	$11.73	$10.83

Realized Book Value per Share (excludes accumulated other comprehensive income items)
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
2005				$12.52
2004	$12.19	$11.85	$11.61	$11.40
2003	$11.19	$10.89	$10.60	$10.33

*	Per share data reflect stock splits and stock dividends

COMMUNITY BANKS, INC. & SUBSIDIARIES

Fiscal Insight – MARCH 31, 2005

QUARTER END INFORMATION

	2005	2004
(dollars in thousands)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Loans, net	$1,231,150	$1,201,530	$1,173,844	$1,147,074	$1,098,695
Earning assets	1,895,648	1,838,116	1,844,154	1,843,262	1,834,961
Goodwill and identifiable intangible assets	5,008	5,051	5,036	4,976	4,759
Total assets	2,012,653	1,954,799	1,955,811	1,961,061	1,944,555
Deposits	1,348,250	1,305,537	1,320,476	1,297,370	1,282,410
Long-term debt	427,942	404,662	406,370	373,066	399,750
Subordinated debt	30,928	30,928	30,928	30,928	30,928
Total shareholder’s equity	151,758	152,341	149,419	136,135	150,504
Accumulated other comprehensive income (loss) (net of tax)	(2,350)	3,211	5,050	(5,607)	10,604

COMMUNITY BANKS, INC. & SUBSIDIARIES

Fiscal Insight - MARCH 31, 2005

CONDENSED CONSOLIDATED QUARTERLY AVERAGE STATEMENTS OF CONDITION

	2005	2004
(dollars in thousands)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Assets
Earning Assets:
Loans	$1,231,192	$1,201,454	$1,175,562	$1,138,284	$1,100,432
Federal funds sold and other	25,788	17,223	6,504	14,297	11,175
Taxable investment securities	401,038	415,262	453,905	493,150	463,804
Tax-exempt investment securities	212,036	210,736	209,248	208,754	207,942

Total Earning Assets	1,870,054	1,844,675	1,845,219	1,854,485	1,783,353

Cash and due from banks	37,994	40,689	38,144	34,366	36,065
Allowance for loan losses	(14,533)	(14,551)	(14,418)	(14,172)	(13,484)
Goodwill and other identifiable intangibles	5,029	5,015	4,975	4,844	4,756
Premises, equipment and other assets	84,575	81,412	84,015	82,351	86,091

Total assets	$1,983,119	$1,957,240	$1,957,935	$1,961,874	$1,896,781

Liabilities and equity
Interest-bearing liabilities:
Deposits
Savings and NOW accounts	$501,945	$494,275	$515,917	$516,409	$457,269
Time	641,767	621,810	615,023	629,837	621,030
Short-term borrowings	31,106	48,926	59,464	83,333	52,020
Long-term debt	425,318	405,615	399,085	367,757	410,148
Subordinated debt	30,928	30,928	30,928	30,928	30,928

Total interest-bearing liabilities	1,631,064	1,601,554	1,620,417	1,628,264	1,571,395

Noninterest-bearing deposits	183,048	188,505	182,434	177,104	164,295
Other liabilities	12,612	15,624	13,276	14,179	13,783

Total liabilities	1,826,724	1,805,683	1,816,127	1,819,547	1,749,473

Stockholders’ equity	156,395	151,557	141,808	142,327	147,308

Total liabilities and stockholders’ equity	$1,983,119	$1,957,240	$1,957,935	$1,961,874	$1,896,781

CHANGE IN AVERAGE BALANCES *

	2005	2004
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Loans	11.9%	12.5%	14.5%	16.2%	20.2%
Total assets	4.6%	7.3%	7.8%	10.2%	11.4%
Deposits	6.8%	7.4%	9.7%	13.1%	10.1%
Shareholders’ equity	6.2%	8.9%	3.8%	4.3%	12.6%

*	Compares the current quarter to the comparable quarter of the prior year.

COMMUNITY BANKS, INC. & SUBSIDIARIES

Fiscal Insight - MARCH 31, 2005

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	2005	2004
(dollars in thousands)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Annual
Interest income	$26,183	$25,710	$25,227	$24,882	$23,980	$99,799
Tax equivalent adjustment	1,689	1,664	1,613	1,639	1,623	6,539

	27,872	27,374	26,840	26,521	25,603	106,338
Interest expense	11,493	11,089	10,934	10,678	10,541	43,242

Net interest income	16,379	16,285	15,906	15,843	15,062	63,096
Provision for loan losses	550	750	750	750	850	3,100

Net interest income after provision	15,829	15,535	15,156	15,093	14,212	59,996
Non-interest income	4,644	4,584	5,346	4,484	3,664	18,078
Investment security gains income	51	186	108	844	1,332	2,470
Mortgage banking activities income	515	652	558	828	627	2,665
Non-interest expenses	12,659	12,618	12,530	12,962	11,883	49,993

Income before income taxes	8,380	8,339	8,638	8,287	7,952	33,216
Income taxes	1,204	1,135	1,379	1,211	1,154	4,879
Tax equivalent adjustment	1,689	1,664	1,613	1,639	1,623	6,539

NET INCOME	$5,487	$5,540	$5,646	$5,437	$5,175	$21,798

Tax effect of security transactions	$18	$65	$38	$295	$466	$865

COMMUNITY BANKS, INC. & SUBSIDIARIES

Fiscal Insight - MARCH 31, 2005

ANALYSIS OF NON-INTEREST INCOME

	2005	2004
(dollars in thousands)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Annual
Investment management and trust services	$414	$391	$443	$409	$267	$1,510
Service charges on deposit accounts	1,793	2,012	1,996	1,707	1,405	7,120
Other service charges, commissions and fees	1,010	792	888	775	902	3,357
Insurance premium income and commissions	902	873	708	1,025	654	3,260
Earnings on investment in life insurance	399	383	433	412	365	1,593
Other income	126	133	878	156	71	1,238

Total non-interest income	$4,644	$4,584	$5,346	$4,484	$3,664	$18,078

ANALYSIS OF NON-INTEREST EXPENSES

	2005	2004
(dollars in thousands)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Annual
Salaries and employee benefits	$7,293	$7,486	$6,975	$7,041	$6,835	$28,337
Net occupancy expense	2,148	1,990	1,962	1,995	2,033	7,980
Marketing expense	445	425	611	869	420	2,325
Telecommunications expense	304	306	318	344	317	1,285
Other operating expenses	2,469	2,411	2,664	2,713	2,278	10,066

Total non-interest expenses	$12,659	$12,618	$12,530	$12,962	$11,883	$49,993

COMMUNITY BANKS, INC. & SUBSIDIARIES

Fiscal Insight - MARCH 31, 2005

RISK ELEMENTS ANALYSIS

	2005	2004
(dollars in thousands)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Non-performing assets:
Non-accrual loans	$5,807	$5,428	$5,990	$6,244	$7,541
Troubled debt restructurings	—	—	—	—	—
Foreclosed real estate	1,935	2,094	2,203	1,788	2,057

Total non-performing assets	7,742	7,522	8,193	8,032	9,598
Accruing loans 90 days or more past due	—	—	16	32	98

Total risk elements	$7,742	$7,522	$8,209	$8,064	$9,696

Non-performing assets to period-end loans	0.62%	0.62%	0.69%	0.69%	0.86%

90 day past due loans to period-end loans	0.00%	0.00%	0.00%	0.00%	0.01%

Total risk elements to period-end loans	0.62%	0.62%	0.69%	0.69%	0.87%

COMMUNITY BANKS, INC. & SUBSIDIARIES

FISCAL INSIGHT - MARCH 31, 2005

ALLOWANCE FOR LOAN LOSSES

	2005	2004
(dollars in thousands)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Balance at beginning of period	$14,421	$14,436	$14,294	$13,862	$13,178

Loans charged off	(460)	(922)	(786)	(752)	(450)
Recoveries	243	157	178	434	284

Net loans charged off	(217)	(765)	(608)	(318)	(166)

Provision for loan losses	550	750	750	750	850

Balance at end of period	$14,754	$14,421	$14,436	$14,294	$13,862

Net loans charged-off to average loans*	0.07%	0.25%	0.21%	0.11%	0.06%

Provision for loan losses to average loans*	0.18%	0.25%	0.25%	0.27%	0.31%

Allowance for loan losses to loans	1.18%	1.19%	1.21%	1.23%	1.25%

*	Annualized

COMMUNITY BANKS, INC. & SUBSIDIARIES

Fiscal Insight - MARCH 31, 2005

OTHER RATIOS

	2005	2004
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Investment portfolio – fair value to amortized cost	100.0%	101.4%	101.7%	99.2%	102.8%
Dividend payout ratio	38.1%	37.5%	36.7%	38.2%	38.4%
Net loans to deposits ratio, average	91.7%	91.0%	88.4%	84.9%	87.5%

MARKET PRICE AND DIVIDENDS DECLARED *

	Closing Bid Price Range		Dividends Declared
Year / Quarter	High	Low
2005
First	$28.51	$23.70	$0.1700
Second			—
Third			—
Fourth			—

			$0.1700

2004
First	$34.52	$28.41	$0.1619
Second	$31.58	$27.02	$0.1700
Third	$29.73	$25.35	$0.1700
Fourth	$31.47	$28.77	$0.1700

			$0.6719

2003
First	$22.51	$20.79	$0.1512
Second	$23.81	$22.11	$0.1586
Third	$26.59	$23.69	$0.1586
Fourth	$32.14	$26.67	$0.1586

			$0.6270

*	Per share data reflect stock splits and dividends

COMMUNITY BANKS, INC. & SUBSIDIARIES

Fiscal Insight - MARCH 31, 2005

NET INTEREST MARGIN - YEAR-TO-DATE

	March 31, 2005			March 31, 2004
(dollars in thousands)	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid
Federal funds sold and interest-bearing deposits in banks	$24,022	$151	2.55%	$6,399	$13	0.82%
Investment securities	613,074	8,354	5.53%	671,746	8,699	5.21%
Loans - commercial	419,713	6,476	6.26%	393,786	5,581	5.70%
- commercial real estate	362,149	5,593	6.26%	283,302	4,209	5.98%
- residential real estate	91,326	1,501	6.67%	96,119	1,675	7.01%
- consumer	359,770	5,797	6.53%	332,001	5,426	6.57%

Total earning assets	$1,870,054	$27,872	6.04%	$1,783,353	$25,603	5.77%

Deposits - savings and NOW accounts	$501,945	$1,313	1.06%	$457,269	889	0.78%
- time	641,767	4,747	3.00%	621,030	4,569	2.96%
Short-term borrowings	31,106	157	2.05%	52,020	124	0.96%
Long-term debt	425,318	4,817	4.59%	410,148	4,581	4.49%
Subordinated debt	30,928	459	6.02%	30,928	378	4.92%

Total interest-bearing liabilities	$1,631,064	11,493	2.86%	$1,571,395	10,541	2.70%

Interest income to earning assets			6.04%			5.77%
Interest expense to paying liabilities			2.86%			2.70%

Interest spread			3.18%			3.07%
Impact of noninterest funds			0.37%			0.33%

Net interest margin		$16,379	3.55%		$15,062	3.40%

COMMUNITY BANKS, INC. & SUBSIDIARIES

Fiscal Insight - MARCH 31, 2005

NET INTEREST MARGIN - QUARTER-TO-DATE

	March 31, 2005			December 31, 2004
(dollars in thousands)	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid
Federal funds sold and interest-bearing deposits in banks	$24,022	$151	2.55%	$16,133	$76	1.87%
Investment securities	613,074	8,354	5.53%	625,998	8,658	5.50%
Loans - commercial	419,713	6,476	6.26%	402,008	6,046	5.98%
- commercial real estate	362,149	5,593	6.26%	348,740	5,293	6.04%
- residential real estate	91,326	1,501	6.67%	93,701	1,512	6.42%
- consumer	359,770	5,797	6.53%	358,095	5,789	6.43%

Total earning assets	$1,870,054	$27,872	6.04%	$1,844,675	$27,374	5.90%

Deposits - savings and NOW accounts	$501,945	$1,313	1.06%	$494,275	$1,119	0.90%
- time	641,767	4,747	3.00%	621,810	4,602	2.94%
Short-term borrowings	31,106	157	2.05%	48,926	215	1.75%
Long-term debt	425,318	4,817	4.59%	405,615	4,718	4.63%
Subordinated debt	30,928	459	6.02%	30,928	435	5.60%

Total interest-bearing liabilities	$1,631,064	11,493	2.86%	$1,601,554	11,089	2.75%

Interest income to earning assets			6.04%			5.90%
Interest expense to paying liabilities			2.86%			2.75%

Interest spread			3.18%			3.15%
Impact of noninterest funds			0.37%			0.36%

Net interest margin		$16,379	3.55%		$16,285	3.51%

COMMUNITY BANKS, INC. & SUBSIDIARIES

Fiscal Insight - MARCH 31, 2005

PERIOD-END LOAN PORTFOLIO ANALYSIS

	2005	2004
(dollars in thousands)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Commercial:
Commercial	$378,986	$359,112	$384,464	$378,588	$356,862
Obligations of political subdivisions	54,327	49,993	40,226	37,801	37,142

Total commercial	433,313	409,105	424,690	416,389	394,004

Commercial real estate:
Commercial mortgages	$363,246	$356,871	$312,327	$303,031	$287,964

Residential real estate:
Residential mortgages	$84,469	$83,979	$82,546	$84,260	$87,280
Construction	6,190	8,703	13,378	10,929	8,505

Total residential real estate	90,659	92,682	95,924	95,189	95,785

Consumer:
Home equity loans	$224,608	$224,494	$225,319	$216,384	$209,868
Home equity lines of credit	54,309	53,921	49,380	45,324	40,535
Indirect consumer loans	53,847	52,808	55,207	55,252	54,628
Other consumer loans	25,922	26,070	25,433	29,799	29,773

Total consumer	358,686	357,293	355,339	346,759	334,804

Total loans	$1,245,904	$1,215,951	$1,188,280	$1,161,368	$1,112,557